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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

OWENS-ILLINOIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio 43666
(Address of Principal Executive Offices)

(419) 247-5000
(Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

        On August 10, 2005, management of Owens-Illinois, Inc. met with equity analysts to discuss progress on its European integration and other matters. The Company's presentation at the meeting, entitled "Equity Investor Presentation," has been made available at the O-I web site, www.o-i.com, in the Investor Relations section under "Annual Reports and Presentations."

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2005	OWENS-ILLINOIS, INC. (registrant)
	By:	/s/ MICHAEL R. SCHEIDING
Name: Michael R. Scheiding Its: Corporate Controller—Financial Reporting

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SIGNATURES